Exhibit 99.1

SatixFy Names David Ripstein as CEO to Lead its Next Phase of Growth

- Co-Founder Yoav Leibovitch to remain as SatixFy’s Chairman and CFO

- Business combination with Endurance Acquisition Corp. (NASDAQ: EDNC)
on track to close in 2H 2022

New York, NY and Rehovot, Israel – June 23, 2022 – SatixFy Communications Ltd. (“SatixFy”), a developer of state-of-the-art satellite communication equipment and systems, today announced that it has appointed David Ripstein, previously CEO of RADCOM (Nasdaq: RDCM) and GreenRoad Technologies, as its new CEO, effective June 27, 2022. Mr. Ripstein will succeed Yoav Leibovitch, SatixFy’s Co-Founder, Chairman, Interim CEO and CFO, who will remain the company’s Chairman and CFO.

Mr. Ripstein is a communications industry leader with a track record of success in executing bold scale-up and turnaround strategies. He has over 21 years of experience turning exciting new technologies into saleable products, and then scaling up manufacturing of those new products to meet customer demand. As CEO of GreenRoad Technologies (2017-2022), Mr. Ripstein led a successful turnaround by directing the development of industry-first digital telematics products and a global sales approach. In parallel (2021-2022), he serves on the Board of Directors of Ceragon Networks, a pioneer in wireless broadband. Prior to GreenRoad, Mr. Ripstein was President and CEO of RADCOM (2007-2016), a publicly traded provider of network intelligence solutions for telecom operators transitioning to 5G, where he spearheaded the company’s product redirection and global sales strategies. He holds a Bachelor of Science in Electrical Engineering from the Technion Haifa Institute of Technology.

Mr. Ripstein will complement SatixFy’s already strong existing executive team, which includes Mr. Leibovitch, President Simona Gat, and Chief Technology Officer Doron Rainish.

“We are excited to welcome David, a proven leader with a deep understanding of the communications vertical and years of experience running a publicly-traded company, to lead SatixFy forward into its next phase of growth,” said Mr. Leibovitch. “Building from SatixFy’s existing strong base, David will help us realize the full potential of our technology, leveraging our momentum in the fast-growing Satcom space to build the value of our company for our shareholders.”

“I am excited by the growth potential represented by SatixFy’s step-ahead satellite communications technology, which exactly matches the needs of a broad variety of Satcom players,” commented Mr. Ripstein. “With strong demand for wide, reliable bandwidth and global access, the world needs better performance out of satellite communications - including higher speeds, more advanced payloads and wider coverage – and this requires SatixFy’s unique technologies. To take advantage of the opportunity, we will use the cash injection from the business combination transaction to launch an aggressive sales strategy, and expect to see this approach lead to strong revenue growth and profitability over time.”

On March 8, 2022, SatixFy announced that it had entered into a definitive business combination agreement with Endurance Acquisition Corp. (NASDAQ: EDNC), a publicly-traded special purpose acquisition company (SPAC) formed by an affiliate of Antarctica Capital, an international private equity firm. Upon closing of the transaction, SatixFy’s shares are expected to trade on the Nasdaq stock exchange under the ticker symbol “SATX.”

About SatixFy

SatixFy develops end-to-end next-generation satellite communications systems, including satellite payloads, user terminals and modems, based on powerful chipsets that it develops in house.

SatixFy’s modems feature Software Defined Radio (SDR) and Electronically Steered Multi Beam Antennas (ESMA) and support advanced communications standards such as DVB-S2X and others. SatixFy’s innovative ASICs and RFICs improve the overall performance of satellite communications systems, reduce the weight and power requirements of terminals and payloads, and save real estate for gateway equipment. SatixFy’s advanced VSATs and multi-beam electronically steered antenna arrays are optimized for a variety of mobile applications and services, such as LEO, MEO and GEO satellite communications systems, aero/in-flight connectivity systems, communications-on-the-move applications, satellite-enabled Internet-of-Things and machine-to-machine devices.

Founded in 2012, SatixFy is headquartered in Rehovot, Israel with additional offices in the US, UK and Bulgaria. For more information, please refer to www.SatixFy.com.

About Endurance Acquisition Corp.

Endurance Acquisition Corp. (“Endurance”) is a special purpose acquisition company formed by an affiliate of Antarctica Capital, an international private equity firm, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Endurance was founded on April 23, 2021 and is headquartered in New York, NY.

Important Information About the Proposed Transaction and Where to Find It

The proposed business combination will be submitted to shareholders of Endurance for their consideration. SatixFy intends to file a registration statement on Form F-4 (the “Registration Statement”) with the SEC which will include preliminary and definitive proxy statements to be distributed to Endurance’s shareholders in connection with Endurance’s solicitation for proxies for the vote by Endurance’s shareholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to SatixFy’s and Endurance’s shareholders in connection with the completion of the proposed business combination. After the Registration Statement has been filed and declared effective, Endurance will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. Endurance’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with Endurance’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about Endurance, SatixFy and the proposed business combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Endurance, without charge, at the SEC's website located at www.sec.gov or by directing a request to Endurance Acquisition Corp., 630 Fifth Avenue, 20th Floor, New York, NY 10111.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTION PURSUANT TO WHICH ANY SECURITIES ARE TO BE OFFERED OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of SatixFy’s and Endurance’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of SatixFy and Endurance. These forward-looking statements are subject to a number of risks and uncertainties, including the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed business combination; the outcome of any legal proceedings that may be instituted against SatixFy or Endurance, the combined company or others following the announcement of the proposed business combination; the inability to complete the proposed business combination due to the failure to obtain approval of the shareholders of SatixFy or Endurance or to satisfy other conditions to closing; changes to the proposed structure of the proposed business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed business combination; the ability to meet stock exchange listing standards following the consummation of the proposed business combination; the risk that the proposed business combination disrupts current plans and operations of SatixFy as a result of the announcement and consummation of the proposed business combination; the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees and the execution of the CEO transition plan; costs related to the proposed business combination; changes in applicable laws or regulations; SatixFy’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; any downturn or volatility in economic conditions; the effects of COVID-19 or other epidemics; changes in the competitive environment affecting SatixFy or its customers, including SatixFy’s inability to introduce new products or technologies; the impact of pricing pressure and erosion; supply chain risks; risks to SatixFy’s ability to protect its intellectual property and avoid infringement by others, or claims of infringement against SatixFy; the possibility that SatixFy or Endurance may be adversely affected by other economic, business and/or competitive factors; SatixFy's estimates of its financial performance; risks related to the fact that SatixFy is incorporated in Israel and governed by Israeli law; and those factors discussed in Endurance’s final prospectus dated September 14, 2021 and Annual Report on Form 10-K for the fiscal year ended December 31, 2021, in each case, under the heading “Risk Factors,” and other documents of Endurance filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither SatixFy nor Endurance presently know or that SatixFy and Endurance currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SatixFy’s and Endurance’s expectations, plans or forecasts of future events and views as of the date of this press release. SatixFy and Endurance anticipate that subsequent events and developments will cause SatixFy’s and Endurance’s assessments to change. However, while SatixFy and Endurance may elect to update these forward-looking statements at some point in the future, SatixFy and Endurance specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing SatixFy’s and Endurance’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

Endurance, SatixFy and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Endurance’s shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Endurance’s shareholders in connection with the proposed business combination will be set forth in Endurance’s proxy statement / prospectus when it is filed with the SEC. You can find more information about Endurance’s directors and executive officers in Endurance’s final prospectus dated September 14, 2021 and Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement / prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Contacts

Investor Contact:

Kevin Hunt, ICR, SatixFyIR@icrinc.com

Media Contacts:

Helena Itzhak, Satixfy, Helena.itzhak@satixfy.com

Brian Ruby, ICR, SatixFyPR@icrinc.com